Exhibit 10.28

EXECUTION VERSION

AMENDMENT NO. 1, dated as of March 11, 2015 (this “Amendment”), to the Intercreditor Agreement dated as of October 10, 2012 by and between Bank of America, N.A. as ABL Collateral Agent and Wells Fargo Bank, National Association as Notes Collateral Agent (the “Intercreditor Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

WHEREAS, Joseph T. Ryerson & Son, Inc., successor in interest to Ryerson Inc. (the “Company”) desires to amend the Intercreditor Agreement on the terms set forth herein;

WHEREAS, Section 7.4 of the Intercreditor Agreement provides that the Company may amend the Intercreditor Agreement in order to secure additional extensions of credit that do not expressly violate the ABL Credit Agreement or the Indenture, without the consent of any other Person;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Amendment to Intercreditor Agreement.  The Intercreditor Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended by replacing the definition of “ABL Obligations” in its entirety with the following:

“ABL Obligations” shall mean all “Secured Obligations” as defined in the ABL Security Agreement.

Section 2.Effectiveness.  Section 1 of this Amendment shall become effective upon the execution and delivery of this Amendment by the Company (such date, if any, the “Amendment No. 1 Effective Date”).

Section 3.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4.Applicable Law.  THIS AMENDMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

Section 5.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under the Intercreditor Agreement, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Intercreditor Agreement or any other provision of either such agreement or any other Credit Document.  Each and every term, condition, obligation, covenant and agreement contained in the Intercreditor Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Intercreditor Agreement in any Credit Document and all references in the Intercreditor Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Intercreditor Agreement, shall, unless expressly provided otherwise, refer to the Intercreditor Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JOSEPH T. RYERSON & SON, INC.

By:/s/ Robert Delaney
Name: Robert Delaney
Title: Treasurer

[Signature Page to Amendment]